Income Tax	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax
19. Income Tax
The provision for income tax from continuing operations was as follows:

	Years Ended December 31,
	2016	2015	2014
	(In millions)
Current:
Federal	$520	$632	$607
State and local	3	10	9
Foreign	628	556	773
Subtotal	1,151	1,198	1,389
Deferred:
Federal	(867)	205	409
State and local	—	—	(1)
Foreign	382	297	139
Subtotal	(485)	502	547
Provision for income tax expense (benefit)	$666	$1,700	$1,936

The Company’s income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

	Years Ended December 31,
	2016	2015	2014
	(In millions)
Income (loss) from continuing operations:
Domestic	$239	$1,981	$4,584
Foreign	3,901	3,727	2,299
Total	$4,140	$5,708	$6,883

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

	Years Ended December 31,
	2016	2015	2014
	(In millions)
Tax provision at U.S. statutory rate	$1,450	$1,997	$2,409
Tax effect of:
Dividend received deduction	(69)	(71)	(72)
Tax-exempt income	(86)	(70)	(91)
Prior year tax (1)	(13)	559	47
Low income housing tax credits	(270)	(221)	(205)
Other tax credits	(98)	(67)	(66)
Foreign tax rate differential (2), (3), (4)	(315)	(465)	(118)
Change in valuation allowance	(9)	5	(3)
Goodwill impairment	12	—	—
Other, net	64	33	35
Provision for income tax expense (benefit)	$666	$1,700	$1,936

__________________

(1)	As discussed further below, for the year ended December 31, 2015, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

(2)
For the year ended December 31, 2016, foreign tax rate differential includes a tax benefit of $110 million in Japan related to a change in tax rate offset by a tax charge of $19 million in Chile related to a change in tax rate.

(3)
For the year ended December 31, 2015, foreign tax rate differential includes tax benefits of $174 million related to a Japan tax rate change, $61 million related to restructuring in Chile, $57 million related to the repatriation of earnings from Japan, $41 million related to certain non-portfolio net investment gains that were non-taxable and $31 million related to the devaluation of the peso in Argentina. These benefits were partially offset by charges of $88 million related to the impact of foreign exchange on investment gains in Argentina and $36 million as a result of a deferred tax liability true-up in Japan.

(4)
For the year ended December 31, 2014, foreign tax rate differential includes a tax charge of $54 million related to tax reform in Chile and $45 million related to the repatriation of earnings from Japan, partially offset by a tax benefit of $13 million related to the change in repatriation assumption for foreign earnings of the United Arab Emirates (“UAE”).

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2016	2015
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,921	$3,148
Net operating loss carryforwards	1,420	1,229
Employee benefits	1,045	1,041
Capital loss carryforwards	9	9
Tax credit carryforwards	1,375	1,081
Litigation-related and government mandated	256	260
Other	743	807
Total gross deferred income tax assets	6,769	7,575
Less: Valuation allowance	161	203
Total net deferred income tax assets	6,608	7,372
Deferred income tax liabilities:
Investments, including derivatives	2,949	4,333
Intangibles	1,213	1,212
Net unrealized investment gains	5,414	4,803
DAC	3,619	3,424
Other	187	134
Total deferred income tax liabilities	13,382	13,906
Net deferred income tax asset (liability)	$(6,774)	$(6,534)

The Company also has recorded a valuation allowance benefit of $9 million related to certain state and foreign net operating loss carryforwards for the year ended December 31, 2016. In addition, a $10 million reduction was related to foreign currency movement and a $23 million reduction was recorded as a balance sheet reclassification with other deferred tax assets for the year ended December 31, 2016. The valuation allowance reflects management’s assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign and state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.
The following table sets forth the domestic, state, and foreign net operating loss carryforwards and the domestic capital loss carryforwards for tax purposes at December 31, 2016.

	Net Operating Loss Carryforwards			Capital Loss Carryforwards
	Domestic	State	Foreign	Domestic
	(In millions)
Expiration:
2017-2021	$1	$38	$86	$27
2022-2026	—	59	36	—
2027-2031	76	29	41	—
2032-2036	3,805	2	(6)	—
Indefinite	—	—	354	—
	$3,882	$128	$511	$27
The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2016.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits	Other
	(In millions)
Expiration:
2017-2021	$—	$—	$—
2022-2026	—	573	—
2027-2031	181	—	—
2032-2036	662	—	—
Indefinite	—	9	223
	$843	$582	$223

The Company has not provided U.S. deferred taxes on cumulative earnings of certain non-U.S. affiliates that have been reinvested indefinitely. These earnings relate to ongoing operations and have been reinvested in active non-U.S. business operations. The Company does not intend to repatriate these earnings to fund U.S. operations. Deferred taxes are provided for earnings of non-U.S. affiliates when the Company plans to remit those earnings. At December 31, 2016, the Company had not made a provision for U.S. taxes on approximately $5.4 billion of the excess of the amount for financial reporting over the tax bases of investments in foreign subsidiaries that are essentially permanent in duration. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.
The Company considers the earnings of Japan and the Middle East (excluding the UAE and Turkey) to be available for repatriation. Earnings from the remaining foreign countries, including the UAE, are considered to be permanently reinvested.
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed - in April 2015, the Company received a Statutory Notice of Deficiency (the “Notice”) and paid the tax thereon in September 2015 (see note (1) below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company’s consolidated financial statements. The IRS audit cycle for the years 2007-2009, which began in December of 2015, is scheduled to conclude in 2017. In material foreign jurisdictions, the Company is no longer subject to income tax examinations for years prior to 2009.
The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2016	2015	2014
	(In millions)
Balance at January 1,	$1,259	$719	$724
Additions for tax positions of prior years (1)	24	574	59
Reductions for tax positions of prior years	(112)	(24)	(81)
Additions for tax positions of current year	23	24	21
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	(48)	(34)	(4)
Balance at December 31,	$1,146	$1,259	$719
Unrecognized tax benefits that, if recognized would impact the effective rate	$1,112	$1,215	$641

__________________

(1)
The significant increase in 2015 is related to a non-cash charge the Company recorded to net income of $792 million, net of tax. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company’s consideration of recent decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company’s action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.
Interest was as follows:

	Years Ended December 31,
	2016	2015	2014
	(In millions)
Interest recognized on the consolidated statements of operations (1)	$(41)	$388	$27

		December 31,
		2016	2015
		(In millions)
Interest included in other liabilities on the consolidated balance sheets (1)		$623	$664

__________________

(1)	The significant increase in 2015 is related to the non-cash charge discussed above.
The Company had insignificant penalties for the years ended December 31, 2016, 2015 and 2014.
There has been no change in the Company’s position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company’s position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.
Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002 and will subsequently file a claim for a refund. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest.
The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction (“DRD”) related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2016, 2015, and 2014, the Company recognized an income tax benefit of $63 million, $66 million and $78 million, respectively, related to the separate account DRD. The 2016 benefit included an expense of $1 million related to a true-up of the 2015 tax return. The 2015 and 2014 benefit included a benefit of $1 million and $14 million related to a true-up of the 2014 and 2013 tax returns, respectively.